UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2014

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 9, 2014, Farmer Bros. Co., a Delaware corporation (the "Company"), issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2014. A copy of the earnings release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The Company will host an investor conference call at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) on September 9, 2014 to review the Company’s results for the fourth quarter and fiscal year ended June 30, 2014.  The call will be open to all interested investors through a live audio web broadcast via the Internet at http://www.media-server.com/m/p/qdtfcbdh and at the Company’s website www.farmerbros.com under “Investor Relations.”
The webcast replay will be available approximately two hours after the end of the live webcast and will be available for approximately 30 days on the Investor Relations section of the Farmer Bros. Co. website.
Item 7.01. Regulation FD Disclosure.
The information set forth in Item 2.02 above is hereby incorporated herein by reference. The slide presentation for the investor conference call referenced therein is furnished herewith as Exhibit 99.2 and incorporated herein by reference.
__________________________________________________________________________________________
As provided in General Instruction B.2. of Form 8-K, the information and exhibits furnished pursuant to Item 2.02 and 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibits furnished herewith contain statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Earnings Release of Farmer Bros. Co. dated September 9, 2014.
99.2	Farmer Bros. Co. Q4 and FY 2014 Earnings Conference Call and Webcast Presentation dated September 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2014

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release of Farmer Bros. Co. dated September 9, 2014.
99.2	Farmer Bros. Co. Q4 and FY 2014 Earnings Conference Call and Webcast Presentation dated September 9, 2014